                                                                   EXHIBIT 10.46

                            SHARE EXCHANGE AGREEMENT

          THIS SHARE EXCHANGE AGREEMENT (this "Agreement") is made as of February 6, 2002 by and between Advance Auto Parts, Inc., a Delaware corporation (the "Company"), and Sears, Roebuck and Co., a New York corporation ("Sears").


                                    RECITALS

          WHEREAS, Sears is the owner and record holder of 1,000 shares (the "WAH Shares") of common stock, $.01 par value, of WA Holding Company, a Delaware corporation ("WAH"), which shares constitute all of the issued and outstanding shares of the capital stock of WAH;

          WHEREAS, WAH's primary asset is 11,474,606 shares of Common Stock (as defined below);

          WHEREAS, Sears desires to remove WAH as a separate entity to eliminate the administrative burdens attributable to WAH and to generate certain state tax efficiencies;

          WHEREAS, the Company desires to facilitate the cooperation of Sears with a possible initial public offering of the common stock, $.0001 par value, of the Company ("Common Stock");

          WHEREAS, the Company desires to issue and transfer to Sears 11,474,606 shares (the "New Shares") of Common Stock in exchange for the simultaneous conveyance, transfer and delivery by Sears to the Company of the WAH Shares;

          WHEREAS, as promptly as practicable thereafter, but in no event more than one business day following the exchange described above, the Company shall cause WAH to merge with and into the Company in a statutory merger meeting the requirements of Delaware law, with the Company being the surviving corporation (the "Statutory Merger");

          WHEREAS, immediately following the Statutory Merger, all outstanding shares of Common Stock previously held by WAH, which shall be held by the Company following the Statutory Merger, shall be cancelled by the Company (such cancellation, collectively with the Statutory Merger, the "Merger Transaction"); and

          WHEREAS, the Company and Sears intend for the exchange of the New Shares and the WAH Shares pursuant to this Agreement to qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code");

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

                                    SECTION 1
              EXCHANGE OF SHARES; CLOSING; LIQUIDATION TRANSACTION

          1.1  Exchange of Shares. Subject to the terms and conditions hereof,
               ------------------
the Company agrees to issue and transfer the New Shares to Sears in exchange for Sears' simultaneous conveyance, transfer and delivery of the WAH Shares to the Company (the "Share Exchange").

          1.2  Closing Date. The closing of the Share Exchange hereunder (the
               ------------
"Closing") shall be held at 9:00 a.m. (local time), on February __, 2002, or at such other time and place upon which the Company and Sears shall agree (the date of the Closing is hereinafter referred to as the "Closing Date").

          1.3  Closing Conditions of the Company and Sears. The obligations of
               -------------------------------------------
each of Sears and the Company to consummate the transactions contemplated hereby shall be subject to the fulfillment or satisfaction at or prior to the Closing of each of the following conditions:

               (a) No Litigation. (i) No injunction or order shall have been
                   -------------
issued by any court or other Governmental Authority (as defined below) of competent jurisdiction that would restrain or prohibit any of the transactions contemplated by this Agreement or any of the Related Agreements (as defined below) or that would impose damages as a result thereof and (ii) no action or proceeding shall be pending before any court or other Governmental Authority of competent jurisdiction in which any person seeks such a remedy.

               (b) New York Stock Exchange Action. The New York Stock Exchange
                   ------------------------------
(the "NYSE") shall have confirmed that no supplemental listing or other action need be taken by the Company with regard to the issuance of the New Shares to Sears.

               (c) Waiver of Shareholder Approval. The NYSE shall have confirmed
                   ------------------------------
that its shareholder approval requirements set forth in para. 312.03 of its Listed Company Manual do not apply to the Share Exchange.

               (d) Amendment to Stockholders Agreement. Amendment No. 2 to
                   -----------------------------------
Amended and Restated Stockholders Agreement, in the form attached hereto as Exhibit A (the "Amendment to Stockholders Agreement"), shall have been duly executed and delivered by each of the parties thereto (other than Sears and WAH, on the one hand, as such condition applies to Sears, and the Company, on the other hand, as such condition applies to the Company).

               (e) Waiver Under Credit Agreement. The Company shall have
                   -----------------------------
received a waiver in form satisfactory to the Company waiving those provisions of the Credit Agreement dated as of November 28, 2001 among Advance Stores Company, Incorporated, the Company, the Lenders (as defined therein), J.P. Morgan Securities Inc., Credit Suisse First Boston, Lehman Commercial Paper Inc. and JPMorgan Chase Bank that are required to be waived to permit the transactions contemplated hereunder.

               (f) Assumption Agreement. The Assumption and Release Agreement,
                   --------------------
in the form attached hereto as Exhibit B (the "Assumption Agreement"), shall have been duly executed and delivered by the other parties thereto (other than Sears and WAH, on the one hand, as such condition applies to Sears, and the Company, Advance Stores Company, Incorporated and Western Auto Supply Company, on the other hand, as such condition applies to the Company).

          1.4  Closing Conditions of the Company. The obligations of the Company
               ---------------------------------
to consummate the transactions contemplated hereby shall be subject to the fulfillment or satisfaction at or prior to the Closing of each of the following additional conditions:

               (a) Representations and Warranties. Each of the representations
                   ------------------------------
and warranties made by Sears in this Agreement and in the Assumption Agreement that are not qualified by materiality shall be true and correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date, and the representations and warranties made by Sears in this Agreement and in the Assumption Agreement that are qualified by materiality shall be true and correct on and as of the Closing Date as though made on and as of the Closing Date.

               (b) Performance of Obligations by Sears. Sears shall have
                   -----------------------------------
performed and satisfied in all material respects the obligations required of it by this Agreement and the Related Agreements prior to the Closing.

               (c) Delivery of WAH Shares. Sears shall have delivered to the
                   ----------------------
Company the certificate or certificates representing in the aggregate 1,000 shares of the common stock of WAH, which shares shall constitute all of the issued and outstanding shares of capital stock of WAH, duly endorsed in blank for transfer or accompanied by stock powers duly executed in blank.

               (d) Delivery of Advance Shares. Sears shall have delivered, or
                   --------------------------
caused to be delivered, to the Company the certificate or certificates representing in the aggregate 11,474,606 shares of Common Stock, which shares shall constitute all of the shares of Common Stock held by WAH.

               (e) Officer and Director Resignations. Sears shall have delivered
                   ---------------------------------
to the Company the written resignations of each officer and director of WAH, which resignations shall be effective as of the Closing.

          1.5  Closing Conditions of Sears. The obligations of Sears to
               ---------------------------
consummate the transactions contemplated hereby shall be subject to the fulfillment or satisfaction at or prior to the Closing of each of the following additional conditions:

               (a) Representations and Warranties. Each of the representations
                   ------------------------------
and warranties made by the Company in this Agreement and in the Assumption Agreement that are not qualified by materiality shall be true and correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date, and the representations and warranties made by the Company in this Agreement and in the Assumption Agreement that are qualified by materiality shall be true and correct on and as of the Closing Date as though made on and as of the Closing Date.

               (b) Performance of Obligations by the Company. The Company shall
                   -----------------------------------------
have performed and satisfied in all material respects the obligations required of it by this Agreement and the Related Agreements prior to the Closing.

               (c) Delivery of the New Shares. The Company shall have delivered
                   --------------------------
to Sears a certificate or certificates, as requested by Sears before the Closing, registered in Sears' name, representing in the aggregate 11,474,606 shares of Common Stock.

               (d) Tax Opinion. Skadden, Arps, Slate, Meagher & Flom (Illinois)
                   -----------
shall have delivered to Sears an opinion stating that the Share Exchange should qualify as a tax-free reorganization under Section 368 of the Code.

          1.6  Merger Transaction. The Company covenants and agrees that (i) as
               ------------------
promptly as practicable, but in no event more than one business day after the Closing, the Company shall effect the Merger Transaction, (ii) following the Closing, WAH shall take no action and conduct no activities other than as required to consummate the Merger Transaction in accordance with this Section
1.6 or as contemplated under this Agreement, (iii) the Company shall not take any action or fail to take any action that will affect or alter the rights, assets, liabilities, obligations or commitments of WAH, and the Company shall not cause WAH to take any actions or fail to take any actions, other than as required to consummate the Merger Transaction in accordance with this Section
1.6 or as contemplated under this Agreement and (iv) the Company shall complete the Merger Transaction in a manner that is reasonably satisfactory to Sears.

                                    SECTION 2
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company represents and warrants to Sears as follows:

          2.1 Organization and Good Standing. The Company is a corporation duly
              ------------------------------
incorporated, validly existing and in good standing under the laws of the State of Delaware.

          2.2 Authorization; No Breach. The Company has full corporate power and
              ------------------------
authority to execute and deliver (i) this Agreement and (ii) the Amendment to Stockholders Agreement and the Assumption Agreement (collectively, the "Related Agreements") and to consummate the transactions contemplated on its part hereby and thereby. The execution, delivery and performance of this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company. No other action on the part of the Company or its stockholders is necessary to authorize the execution and delivery by the Company of this Agreement or the Related Agreements or the performance of its obligations hereunder or thereunder. Each of this Agreement and the Related Agreements has been duly executed and delivered by the Company and constitutes a legal, valid and binding agreement thereof, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally and subject to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          2.3 Ownership of Shares. Upon issuance and delivery of the New Shares
              -------------------
to Sears pursuant to this Agreement and in exchange for Sears simultaneous delivery of the WAH Shares, the New Shares will be (i) duly and validly issued, fully paid and nonassessable, (ii) authorized for listing on the New York Stock Exchange subject to official notice of issuance and (iii) free and clear of all liens, claims, security interests, pledges, encumbrances, rights of first refusal, options or other preemptive rights of any kind (collectively, "Encumbrances"), other than (a) restrictions arising from applicable securities laws (or restrictions on transfer set forth herein or in the Stockholders Agreement (as defined in the Amendment to Stockholders Agreement)) and (b) any Encumbrances created by or through Sears. The conveyance, delivery and transfer of the New Shares to Sears at the Closing will transfer good and valid title to, and beneficial ownership of, the New Shares, other than as a result of any Encumbrances described in clauses (a) and (b) of the preceding sentence.

          2.4 No Litigation. There is no action, suit, claim, investigation or
              -------------
proceeding pending or, to the Knowledge of the Company (as defined herein), threatened at law or in equity before, in or by any court, arbitrator, mediator, administrative agency or commission or other Governmental Authority against or involving the Company or any of the Company's assets that challenges the terms of this Agreement or the Related Agreements or that seeks to restrain, restrict or prevent the transactions contemplated hereby or thereby. There are no (i) facts or circumstances, to the Knowledge of the Company, that could give rise to, or provide the basis for, any action or other matter that would be required to be disclosed pursuant to this Section 2.4 or (ii) any existing obligation or liability with respect to any settlement agreements or other arrangements settling or resolving any action, suit, claim, investigation or proceeding that could have the affect of restraining, restricting or preventing the transactions contemplated hereby or thereby.

          For purposes of this Agreement, "Knowledge of the Company" shall mean the actual (not constructive or implied) knowledge of the Chief Executive Officer, the Chief Financial Officer, the General Counsel and Senior Vice President, Controller of the Company.

          2.5 Acquisition of WAH Shares. The Company is acquiring the WAH Shares
              -------------------------
for its own account and not with a view to or in connection with the distribution of all or any portion of such WAH Shares. The Company understands that the WAH Shares have not been registered under U.S. federal or any applicable state securities laws or the laws of any other jurisdiction and cannot be resold without registration under such laws or an exemption therefrom.

                                    SECTION 3
                     REPRESENTATIONS AND WARRANTIES OF SEARS

          Sears hereby represents and warrants to the Company as follows:

          3.1 Organization and Good Standing. Sears is a corporation duly
              ------------------------------
incorporated, validly existing and in good standing under the laws of the State of New York. WAH is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

          3.2 Authorization; No Breach. Sears has full corporate power and
              ------------------------
authority to execute and deliver this Agreement and the Related Agreements and to consummate the transactions contemplated on its part hereby and thereby. The execution, delivery and performance of this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Sears. No other action on the part of Sears or its shareholders is necessary to authorize the execution and delivery of this Agreement or the Related Agreements or the performance of its obligations hereunder or thereunder. Each of this Agreement and the Related Agreements has been duly executed and delivered by Sears and constitutes a legal, valid and binding agreement thereof, enforceable against Sears in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally and subject to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          3.3 No Violations. The execution and delivery by Sears of this
              -------------
Agreement and the Related Agreements, the performance of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby, will not (i) violate any provision of law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to Sears or WAH, (ii) require the consent, waiver, approval, license or authorization of or any filing by Sears or WAH with any person or Governmental Authority or (iii) violate, result (with or without notice or the passage of time, or both) in a breach of or give rise to the right to accelerate, terminate or cancel any obligation under or constitute (with or without notice or the passage of time, or both) a default under, any of the terms or provisions of any charter or bylaw or agreement, indenture, mortgage, Encumbrance, contract, order, license, permit, judgment, ordinance, regulation, authorization or decree to which Sears or WAH is subject or by which Sears or WAH or any of their respective properties is bound, other than any such items that, individually or in the aggregate, would not have, or reasonably be expected to have, an adverse affect in any material respect on the ability of Sears to consummate the transactions contemplated hereby or perform its obligations hereunder or thereunder, except for the execution and delivery of the Amendment to Stockholders Agreement, which execution and delivery is made necessary by the terms of the Stockholders Agreement.

          3.4  Title to Shares. Sears has good and marketable title to the WAH
               ---------------
Shares. The WAH Shares are duly and validly issued, fully paid and nonassessable and free and clear of all Encumbrances, other than restrictions arising from applicable securities laws. The conveyance, delivery and transfer by Sears of the WAH Shares to the Company at the Closing will transfer good and valid title to, and beneficial ownership of, the WAH Shares to the Company, free and clear of any Encumbrances other than any (i) restrictions arising from applicable securities laws or (ii) Encumbrances created by or through the Company.

          3.5  Capitalization of WAH. The authorized capital stock of WAH
               ---------------------
consists of 1,000 shares of common stock, $.01 par value, of which 1,000 shares are outstanding, and immediately prior to the Closing, all such outstanding shares shall be issued to, and held of record by, Sears. Immediately after the Closing, there will be 1,000 shares of common stock of WAH issued and outstanding. There are no outstanding options, warrants, subscription or preemptive rights, calls or commitments of any character relating to, or securities or rights convertible into, shares of common stock or any other class of capital stock of WAH, and there are no contracts, agreements or arrangements by which WAH is or may become bound to issue additional shares of its capital stock or options, warrants or other rights to purchase or acquire any shares of its capital stock.

          3.6  Assets; No Subsidiaries, Operations or Liabilities.
               --------------------------------------------------

               (a) WAH has good and marketable title to 11,474,606 shares of Common Stock held by WAH as of the Closing (the "Advance Shares"). WAH holds no other shares of Common Stock other than the Advance Shares. The Advance Shares are free and clear of all Encumbrances other than any (i) restrictions arising from applicable securities laws or (ii) Encumbrances created by or through the Company.

               (b) Except for the Advance Shares and the items described in
Schedule 3.6(A) hereto (the "Western Auto Activities"), (i) WAH currently does not own and has never owned any stock, partnership interest, membership interest, joint venture interest, ownership interest or other security, investment or interest in any corporation, partnership, limited liability company, joint venture, organization or other entity and (ii) except for cash, WAH does not currently hold, own, lease or have any interest in, and has never held, owned, leased or had any interest in any tangible or intangible assets or properties of any nature. Except with respect to the Advance Shares and Western Auto Activities, since the date of WAH's incorporation, WAH has never had, and currently does not have, any business investment or other activities of any kind or nature. Except with respect to the agreements described in Schedule 3.6(B) hereto, WAH is not a party to, and does not have any outstanding liability, obligation or commitment under or with respect to, any written or oral contract, agreement or arrangement with any other party. Except as described on Schedule 3.6(B) and 3.6(C) hereto, WAH has no liabilities, obligations or commitments, contractual or otherwise, of any kind or nature (whether absolute, accrued, contingent or otherwise), including without limitation (i) any liabilities due to any taxing authority having jurisdiction over WAH or (ii) any liabilities that, to the Knowledge of Sears (as defined in Section 3.8(d)), will become due to any taxing authority having jurisdiction over WAH.

          3.7  Compliance with Laws. WAH currently is, and at all times prior to
               --------------------
the date hereof has been, in compliance in all material respects with any and all applicable federal, state and local statutes, laws, ordinances, rules and regulations.

          3.8  Tax Returns and Audits.
               -----------------------

               (a) Sears has filed or caused to be filed on a timely basis all material Consolidated WAH Tax Returns (as defined in Section 5.1) and all material Other WAH Tax Returns (as defined in Section 5.1) required or permitted to be filed by any Governmental Authority. The Consolidated WAH Tax Returns and the Other WAH Tax Returns were materially true and correct in all respects when filed.

               (b) Sears and/or WAH has paid or caused to be paid on a timely basis all Taxes (as defined below) shown to be due on the Consolidated WAH Tax Returns and the Other WAH Tax Returns filed. Sears and/or WAH has paid or caused to be paid on behalf of WAH within the time and manner prescribed by law any other material Taxes payable or owed by WAH.

               (c) The Other WAH Tax Returns have not been audited by any Governmental Authority, and, to the Knowledge of Sears, no controversy exists with, or is threatened by, any Governmental Authority with respect to the Other WAH Tax Returns. The activities of WAH which are part of the Consolidated WAH Tax Returns have not been audited by any Governmental Authority and, to the Knowledge of Sears, no controversy exists with, or is threatened by, any Governmental Authority with respect to such activities. No material liability for Taxes is owed, or threatened in writing by any Governmental Authority to be owed, by Sears with respect to the Consolidated WAH Tax Returns.

               (d) For purposes of this Agreement, "Knowledge of Sears" shall mean the actual (not constructive or implied) knowledge of the Chief Executive Officer, the Chief Financial Officer, the Senior Vice President, General Counsel and Secretary, the Director of Business Development and the Assistant General Counsel of Corporate and Strategic

Transactions of Sears. In addition, for purposes of Section 3.6 and this
Section 3.8, "Knowledge of Sears" shall mean the actual (not constructive or implied) knowledge of Sears' Vice President of Taxes, Director of Federal Taxes, Director of State Income Taxes and any other person in the Sears Tax group in charge of WAH Taxes and the Other WAH Tax Returns.

          3.9  No Litigation. Except as set forth in Schedule 3.9, there is no
               -------------
action, suit, claim, investigation or proceeding pending or, to the Knowledge of Sears, threatened at law or in equity before, in or by any court, arbitrator, mediator, administrative agency or commission or other Governmental Authority against or involving WAH or any of WAH's assets or that challenges the terms of this Agreement or the Related Agreement or that seeks to restrain, restrict or prevent the transactions contemplated hereby or thereby. There are no (i) facts or circumstances, to the Knowledge of Sears, that could give rise to, or provide the basis for, any action or other matter that would be required to be disclosed pursuant to this Section 3.9 or (ii) any existing obligation or liability with respect to any settlement agreements or other arrangements settling or resolving any action, suit, claim, investigation or proceeding. There currently is no, and there never has been any, judgment, decree, injunction, rule or order of any Governmental Authority issued or outstanding against or involving WAH.

          3.10 Acquisition of Shares. Sears is acquiring the New Shares for its
               ---------------------
own account and not with a view to or in connection with the distribution of all or any portion of such New Shares that would result in the violation of the federal securities laws. Sears understands that the New Shares have not been registered under U.S. federal or any applicable state securities laws or the laws of any other jurisdiction and cannot be resold without registration under such laws or an exemption therefrom.

          3.11 Investigation by Sears. In entering into this Agreement and the
               ----------------------
Related Agreements, Sears (i) acknowledges that, except for the specific representations and warranties of the Company contained in Section 2, none of the Company or any of the Company's directors, officers, employees, affiliates, controlling persons, agents, advisors or representatives, makes or shall be deemed to have made any representation or warranty, either express or implied, to Sears as to the accuracy or completeness of any information provided or otherwise available to Sears or any of its directors, officers, employees, affiliates, controlling persons, agents, advisors or representatives with respect to the Company, its subsidiaries or the transactions contemplated by this Agreement and the Related Agreements and (ii) agrees, to the fullest extent permitted by law, that the Company and its directors, officers, employees, affiliates, controlling persons, agents, advisors and representatives shall not have any liability or responsibility whatsoever to Sears or any of its directors, officers, employees, affiliates, controlling persons, agents, advisors or representatives on any basis in respect of the specific representations and warranties of the Company set forth in Section 2, except as and only to the extent expressly set forth herein with respect to such representations and warranties and subject to the limitations and restrictions contained herein.

                                    SECTION 4
                                 INDEMNIFICATION

          4.1  General Indemnification.
               -----------------------

               (a) Sears shall indemnify, defend and hold the Company and each of its officers, directors and affiliates, including WAH immediately following the Closing (each, a "Company Indemnitee"), harmless from and against, and shall reimburse each Company Indemnitee for, any and all Losses (as defined below) that may be incurred or suffered by such Company Indemnitee relating to, based upon, resulting from or arising out of (i) any breach or other violation of any representation, warranty, agreement, obligation or commitment of Sears under this Agreement or the Assumption Agreement, (ii) any WAH Liabilities (as defined below), (iii) the Share Exchange or Merger Transaction; provided, that Sears will not indemnify the Company for any Losses that arise out of or result from
(w) the Company's breach or violation of any representation or warranty (without regard to any materiality or knowledge qualifiers otherwise pertaining thereto), agreement, obligation or commitment of the Company under this Agreement or the Assumption Agreement, including any of the covenants contained in Section 1.6 of this Agreement, (x) any liabilities which arise out of or result from any obligation, duty, responsibility or commitment, contractual or otherwise, of the Company or its subsidiaries that exists either as of or prior to the Closing (the "Company Liabilities") or (y) any liabilities of WAH, contractual or otherwise, that occur as a result of or arise from the Company Liabilities through agreement, operation of law or otherwise or (iv) Sears' ownership of the equity of WAH, except that any such Losses relating to, based upon, resulting from or arising out of any breach or other violation of any representation and warranty set forth in Section 3.8 or subject to indemnification under Section
5.2 shall be governed exclusively by Section 5. The parties hereto agree that this Agreement, including the indemnification provisions hereof, shall not be deemed to alter in any way Sears' liability under the Merger Agreement (as defined in Schedule 3.6 hereto), except to the extent that Sears' liability under the Merger Agreement will be sole rather than joint and several with WAH.

               (b) The Company shall indemnify, defend and hold Sears and each of its officers, directors and affiliates (each, a "Sears Indemnitee"), harmless from and against, and shall reimburse each Sears Indemnitee for, any and all Losses that may be incurred or suffered by such Sears Indemnitee relating to, based upon, resulting from or arising out of any breach or other violation of any representation, warranty, agreement, obligation or commitment of the Company under this Agreement or the Assumption Agreement, including any of the covenants contained in Section 1.6 of this Agreement.

               (c) For purposes of this Agreement, the following terms shall have the following definitions:

               "Indemnified Party" shall mean any Person claiming
                -----------------
indemnification under any provision of Section 4.

               "Indemnifying Party" shall mean any Person against whom a claim
                ------------------
for indemnification is being asserted under any provision of Section 4.

               "Losses" shall mean any and all direct or indirect claims, suits,
                ------
actions, proceedings, liabilities, obligations, judgments, fines, penalties, settlements, losses, damages, costs and expenses of any kind or nature (including, without limitation, the reasonable fees and disbursements of outside counsel, accountants and other experts whether incurred in connection with any of the foregoing or in connection with any investigative, administrative or adjudicative proceeding whether or not such Indemnified Party shall be designated a party thereto), together with any and all reasonable costs and actual out-of-pocket expenses associated with the investigation of the same.

               "WAH Liabilities" shall mean any and all liabilities,
                ---------------
obligations, duties, responsibilities and commitments, contractual or otherwise, of WAH arising or resulting from or relating to any fact, event or circumstance that existed or occurred at any time prior to the time of the consummation of the Closing, whether or not described, referenced or listed in this Agreement (including any Schedule hereto) or any Related Agreement and whether or not it is known, should have been known or becomes known by the Company or any of its officers, directors, employees, affiliates, agents or representatives, and shall include, without limitation, any and all liabilities and obligations of WAH arising out of or resulting from the Affidavit of Lost Stock Certificate dated February 5, 2002, which was made by WAH to the Company with respect to 11,474,606 shares of Common Stock held by WAH.

          4.2 Indemnification Principles; Claims Against an Indemnified Party by
              -----------------------------------------------------------------
Third Parties. In the event of any claim for indemnification hereunder resulting
-------------
from or in connection with any claim, suit, arbitration or other legal proceeding by a third party, the notice to the Indemnifying Party provided pursuant to Section 4.3 shall specify the nature of and the basis for such claim, together with the amount, or if then not reasonably determinable, the estimated amount, determined in good faith, of the claim.

          4.3 Defense of Indemnified Party Against Claims by Third Parties. If
              ------------------------------------------------------------
any Indemnified Party shall receive notice of any third party claim, suit, arbitration or other legal proceeding giving rise to indemnity under this Agreement, the Indemnified Party shall give the Indemnifying Party written notice in compliance with Section 4.2 of the same within fifteen (15) days of the receipt by the Indemnified Party of such third party notice; provided, however, that failure to provide such written notice shall not release the Indemnifying Party from any of its obligations under this Section 4, except to the extent (and only to the extent) the Indemnifying Party is materially prejudiced by such failure. The Indemnifying Party may, upon prompt written notice furnished to the Indemnified Party, assume the defense of any such claim, suit, arbitration or other proceeding, with counsel reasonably satisfactory to the Indemnified Party, if the Indemnifying Party acknowledges to the Indemnified Party in writing its obligations to indemnify the Indemnified Party with respect to all elements of such claim. If the Indemnified Party furnishes such written acknowledgment, the Indemnifying Party will be entitled to assume and control the defense of such claim, suit, arbitration or other legal proceeding, and the Indemnified

Party shall be entitled to participate in (but not control) the defense of any such action, with its own counsel and at its own expense. If the Indemnifying Party does not assume the defense of any such claim, suit, arbitration or other legal proceeding as provided above, (i) the Indemnified Party may defend against the same, in such manner as it may reasonably deem appropriate and at the Indemnifying Party's cost and expense, including, without limitation, settling such claim, arbitration or other proceeding, after giving notice of the same to the Indemnifying Party (which settlement shall only be with the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld) and (ii) the Indemnifying Party shall be entitled to participate in (but not control) the defense of such action, with its own counsel and at its own expense. If the Indemnifying Party thereafter seeks to question the manner in which the Indemnified Party defended such claim, suit, arbitration or other proceeding, the Indemnifying Party shall have the burden of proving by a preponderance of the evidence that the Indemnified Party did not defend such third party claim in a reasonably prudent manner. No Indemnifying Party may seek to question the amount or nature of any settlement entered into or made by any Indemnified Party in accordance with this Section 4.3 if such settlement was consented to or approved by the Indemnifying Party in writing.

          4.4 Claims Against an Indemnifying Party by an Indemnified Party. In
              ------------------------------------------------------------
the event any Indemnified Party should have a claim under this Section 4 against any Indemnifying Party that does not involve a claim by a third party, the Indemnified Party shall deliver written notice with reasonable promptness specifying the nature of and the basis for such claim, together with the amount, or if not then reasonably determinable, the estimated amount, determined in good faith, of the Losses arising from such claim to the Indemnifying Party; provided, however, that failure to provide such written notice shall not release the Indemnifying Party from any of its obligations under this Section 4, except to the extent (and only to the extent) the Indemnifying Party is materially prejudiced by such failure. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim described in such notice, the Losses arising from the claim specified in the notice will be conclusively deemed a liability of the Indemnified Party and the Indemnifying Party shall pay the amount of the Losses to the Indemnified Party on demand following the final determination thereof. If the Indemnifying Party fails to notify the Indemnified Party, such failure to be deemed a dispute of the claim, then the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations, such dispute may, if desired by the Indemnified Party, be resolved by litigation in a court of competent jurisdiction.

          4.5 Insurance Offset. If the amount of any indemnifiable Losses, at
              ----------------
any time following the payment of an indemnified obligation, is offset or reduced by the payment of any insurance proceeds, the amount of such insurance proceeds, less any costs, expenses, premiums or taxes incurred in connection therewith (including, but not limited to, any future increase in insurance premiums, retroactive premiums, costs associated with any loss of insurance and replacement thereof or self-insured component of such insurance coverage) will promptly be repaid to the Indemnifying Party.

          4.6  Survival of Obligation. The covenants contained in this Agreement
               ----------------------
shall survive the Closing without limitation, and the indemnification agreements contained in this Agreement shall survive for so long as their underlying claims survive. The representations and warranties contained in this Agreement (i) shall survive the Closing without limitation except to the extent there is an applicable statute of limitations, in which case, each such representation and warranty shall survive until the ninetieth (90th) day following the expiration of such statute of limitation (taking into account any extensions thereof) and
(ii) shall in no way be affected by any investigation made by or on behalf of or knowledge of the subject matter thereof by the Company or Sears or any of their officers, directors, employees, affiliates, representatives or agents. Notwithstanding anything in this Section 4.6 to the contrary, as to any breach of any representation or warranty with respect to which a claim is submitted in accordance with the terms of this Agreement and within the time periods permitted by the immediately preceding sentence, (i) such claim may only be made with respect to an event that occurred prior to the expiration of the applicable statute of limitations, (ii) subject to the preceding clause (i), such representation and warranty shall survive until the claim is resolved and (iii) in any event, each Indemnified Party shall be entitled to be indemnified by the Indemnifying Party for any costs and expenses (including the reasonable fees and disbursements of outside counsel) it incurs in asserting the statute of limitations as a defense to any claim (for which it would otherwise be entitled to indemnification under this Agreement but for the expiration of such statute of limitations) being brought against such Indemnified Party.

                                    SECTION 5
                                   TAX MATTERS

          5.1  Definitions. For purposes of this Agreement, the following terms
               -----------
shall have the following meanings:


               "Consolidated WAH Tax Returns" shall mean all Tax Returns
                ----------------------------
required to be filed by or on behalf of any consolidated, combined, unitary or other group in which WAH was or is a member, including, but not limited to, the affiliated group filing a consolidated return for U.S. Corporate Income Tax purposes of which Sears is the common parent.

               "Governmental Authority" shall mean any nation or government, any
                ----------------------
state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, any governmental authority, agency, department, board, commission or instrumentality of the United States, any state of the United States or any political subdivision thereof, and any tribunal or arbitrator(s) of competent jurisdiction, and any self-regulatory organization.

               "Other WAH Tax Returns" shall mean all material Tax Returns other
                ---------------------
than the Consolidated WAH Tax Returns required to be filed by or on behalf of WAH.

               "Person" shall mean any corporation, partnership, limited
                ------
liability company, trust, individual, unincorporated organization or a governmental agency or political subdivision thereof, as the context may require.

               "Tax Return" shall mean any return, report, information return,
                ----------
registration form or other document (including any related or supporting information) related to the obligations of any Person filed or required to be filed with any taxing authority in connection with the determination of any Tax or the administration of any laws, regulations or administrative requirements relating to any Tax.

               "Taxes" means any income, alternative or add-on minimum tax,
                -----
gross income, gross receipts, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, real property, personal property or windfall profit tax, custom duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, addition to tax or additional amount related to the obligations of any Person, imposed by any Governmental Authority responsible for the imposition of any such tax (domestic or foreign), together with any interest and any penalty thereon.

          5.2  Tax Indemnification. Sears shall be liable for, shall pay or
               -------------------
cause to be paid and shall indemnify and hold the Company Indemnitees (as defined in Section 4.1(a)) harmless from and against any and all Taxes and other Losses, if any, arising out of or based upon or for or in respect of each of the following: (i) any and all Taxes with respect to WAH for any and all taxable periods (including any and all Taxes arising on and after the Closing, including any Taxes arising out of the Share Exchange and any Taxes arising out of the Merger Transaction); (ii) any and all Taxes resulting solely from WAH having been included in the Consolidated WAH Tax Returns or any other consolidated, combined, unitary or other group Tax Return that included WAH for any taxable period (or portion thereof) pursuant to Treasury Regulation Section 1.1502-6(a) or any analogous or similar state, local or foreign law or regulations (other than any liability arising under such Treasury Regulation or analogous law by reason of WAH being a member of the consolidated, combined, unitary or other group of which the Company is a member); (iii) any and all Taxes with respect to the Company arising in connection with the Share Exchange, the ownership of shares of WAH, the inclusion of WAH in any consolidated, combined, unitary or other group Tax Return that includes WAH and the Company, and the Merger Transaction; and (iv) any breach of a representation and warranty set forth in
Section 3.8. of this Agreement. If the Company shall breach its covenant under
Section 1.6 of this Agreement, then Sears' liabilities under this Section 5.2 shall be determined as if such breach had not occurred.

          5.3  Preparation of Tax Returns; Payment of Taxes.
               --------------------------------------------

               (a) Sears shall prepare or cause to be prepared and file or cause to be filed all Consolidated WAH Tax Returns and all material Other WAH Tax Returns which are required to be filed for all periods except for Tax Returns in which WAH is part of a consolidated, combined, unitary, or other group including the Company. Sears shall pay the amount of any Taxes shown to be due thereon to the appropriate Governmental Authority. Upon written request by the Company, Sears shall provide the Company with (i)(A) a written statement that all Consolidated WAH Tax Returns have been filed, and all Taxes shown as due thereon have been paid and (B) portions of such Consolidated WAH Tax Returns showing any of the WAH activities and (ii) copies of all Other WAH Tax Returns and copies of checks for any payment of Taxes shown as due thereon.

              (b) For federal income Tax purposes, the taxable year of WAH ends as of the close of the Closing Date and, with respect to all other Taxes, Sears and the Company will, unless prohibited by applicable law, close the taxable period of WAH as of the close of the Closing Date. Neither Sears nor the Company shall take any position inconsistent with the preceding sentence on any Tax Return.

              (c) Sears shall be responsible for filing any amended
Consolidated WAH Tax Returns that are required as a result of examination adjustments made by the Internal Revenue Service or by the applicable state, local or foreign taxing authorities for such taxable years as finally determined. Any required amended Other WAH Tax Returns resulting from such examination adjustments, as finally determined, shall be prepared by Sears and furnished to the Company for approval (which approval shall not be unreasonable withheld), signature (if necessary) and filing at least 30 days prior to the due date for filing such amended returns.

          5.4 Tax Proceedings. In the event of a contest with a taxing authority
              ---------------
over Taxes for which Sears is liable pursuant to Section 5.2 or the treatment of an indemnity payment under Section 5.5(b), the Company shall deliver written notice with reasonable promptness specifying the nature of and the basis for such contest, together with the amount, or if not then reasonably determinable, the estimated amount, determined in good faith, of the amount in dispute to Sears; provided, however, that the failure to provide such written notice shall not release Sears from any of its obligations under this Section 5, except to the extent (and only to the extent) Sears is materially prejudiced by such failure. Sears will be entitled to control, at its expense, the proceedings with respect to such Taxes, but only if Sears submits to the Company an executed acknowledgment that it is liable for all Taxes (including interest and penalties) resulting from such contest. Notwithstanding the preceding sentence, the Company will in any event be entitled to control the proceedings which relate to a consolidated, combined, unitary or other group Tax Return filed by the Company and its subsidiaries, as the case may be. If the Company is not entitled to control the proceedings under the foregoing provisions, Sears will provide, or cause to be provided, to the Company copies of all correspondence received from the taxing authority in connection with such proceedings. The party in control of the proceeding under this Section 5.4 shall not enter into any agreement or compromise or settlement of such contest that could affect a period that is the responsibility of the non-controlling party without the written consent of the non-controlling party (which consent shall not be unreasonably withheld). The party which is not entitled to control any such proceeding shall be afforded a reasonable opportunity to participate in the defense thereof at its own expense and shall reimburse the party entitled to control such proceedings for any additional expenses incurred by such controlling party as a result of the non-controlling party's participation in such proceeding.

          5.5 Payment of Indemnification.
              --------------------------

              (a) If a claim shall be made by any taxing authority, which, if successful, might result in an indemnity payment to the Company pursuant to
Section 5.2, the Company shall promptly notify Sears in writing of such claim (a "Tax Claim"). If notice of a Tax Claim is not given to Sears within a sufficient period of time to allow Sears to effectively contest such Tax Claim, or in reasonable detail to apprise Sears of the nature of the Tax Claim, in each case taking into account the facts and circumstances with respect to such Tax Claim, Sears shall not be liable to the Company, to the extent that Sears' position is actually prejudiced as a result thereof. Upon payment of any Taxes with respect to which a party is entitled to receive indemnification hereunder, such party shall submit an invoice to the indemnifying party stating that such Taxes have been paid and giving in reasonable detail the particulars relating thereto. The indemnifying party shall remit payment for such Taxes promptly upon receipt of such invoice.

              (b) Any payment for indemnification hereunder (whether under Section 4 or Section 5) shall be treated for federal income tax purposes as payments to which Section 118 of the Code applies. To the extent that such treatment is ultimately determined to be inapplicable and that an indemnification payment is in whole or in part taxable to any Company Indemnitee, then any such indemnification payment shall be "grossed up" to take into account any Taxes imposed upon such Company Indemnitee with respect to such indemnification payment so that the net "after-tax" amount of such payment is sufficient to satisfy the Taxes, Losses, WAH Liabilities or other indemnified amounts under Section 4 and Section 5; provided, however, that any such gross up shall take into account Section 4.5 of this Agreement and the tax effect to the Indemnified Party of the amounts so indemnified.

          5.6 Assistance and Cooperation. After the Closing Date, each of Sears
              --------------------------
and the Company shall:

              (a) assist (and cause its respective affiliates to assist) the other party in preparing any Tax Returns which such other party is responsible for preparing and filing in accordance with Section 5.3 hereof;

              (b) cooperate fully in preparing for any audits of, or disputes, contests or proceedings with, taxing authorities regarding any Tax Returns which relate to WAH;

              (c) make available to the other and to any taxing authority as reasonably requested all information, records and documents relating to Tax liabilities which are attributable to WAH;

              (d) preserve all such information, records and documents until the expiration of any applicable statutes of limitations or extensions thereof and as otherwise required by law;

               (e) make available to the other, as reasonably requested, personnel responsible for preparing or maintaining information, records and documents in connection with Tax matters;

               (f) provide timely notice to the other in writing upon receipt of notice of any pending or threatened Tax audits or assessments relating to WAH for any period;

               (g) furnish the other with copies of all correspondence received from any taxing authority in connection with any Tax audit or information request with respect to any period;

               (h) keep confidential any information obtained pursuant to this
Section 5.6, except as may otherwise be necessary in connection with the filing of Tax Returns or claims for refund or in conducting any audit or other Tax proceeding; and

               (i) furnish the other with adequate information which would enable the other party to determine its entitlement to, and the amount of, any refund or credit to which either party reasonably believes the other party may be entitled.

          5.7  Tax Sharing Agreements. All Tax sharing and similar agreements
               ----------------------
(other than the provisions of this Agreement) between WAH and Sears or any other Person shall be terminated as of the Closing Date, and WAH shall have no liability from and after the Closing Date under any such agreement.

          5.8  Survival of Obligations. The obligations of the parties set forth
               -----------------------
in this Section 5 shall be governed by Section 4.6 of this Agreement.

          5.9  Treatment of the Exchange and Merger Transaction. Sears and the
               ------------------------------------------------
Company shall treat this Agreement as a Plan of Reorganization under Section 368 of the Code and comparable provisions of state and local Tax law.

          5.10 Provisions of this Section to Control. In the event of a conflict
               -------------------------------------
between the provisions of this Section 5 and any other provisions of this Agreement, the provisions of this Section 5 shall control.

                                    SECTION 6
                                  MISCELLANEOUS

          6.1  Governing Law. This Agreement shall be governed by and
               -------------
interpreted under the laws of the State of Delaware, without giving effect to principles of conflicts of laws.


          6.2  Expenses. Prior to the Closing, (i) the Company shall inform
               --------
Sears in writing of the aggregate amount of expenses the Company shall have incurred or good faith estimates that it will incur in connection with this Agreement and the consummation of the transactions contemplated hereunder and (ii) Sears shall have contributed an equal amount of cash to an account held by WAH.

          6.3  Transfer Taxes. Sears shall be liable for and shall pay all
               --------------
excise, sales, use, transfer (including real property transfer or gains), stamp, documentary, filing, recordation and other similar Taxes which may be imposed in connection with the transactions contemplated by this Agreement, together with any interest, additions or penalties with respect thereto ("Transfer Taxes"). Each party hereto hereby agrees to file all necessary documentation in connection with the payment and reporting of Transfer Taxes.

          6.4  Further Assurances. At any time or from time to time after the
               ------------------
Closing, the Company and Sears agree to cooperate with each other, and at the request of the other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

          6.5  Successors and Assigns. Neither this Agreement nor any right,
               ----------------------
interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other party hereto and any attempt to do so will be void, except for (a) assignments and transfers by operation of law and (b) the Company or Sears may assign any or all of their respective rights, interests and obligations hereunder to an Affiliate, provided that any such Affiliate agrees in writing to be bound by all of the terms and conditions and provisions contained herein, but no such assignment referred to in clause (b) shall relieve the Company or Sears of their respective obligations hereunder. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

          For purposes of this Section 6.5, "Affiliate" means any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of the definition of "Affiliate," control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise and, in any event and without limitation of the previous sentence, any Person owning ten percent (10%) or more of the voting securities of another Person shall be deemed to control that Person.

          6.6  No Third Party Beneficiaries. The terms and provisions of this
               ----------------------------
Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

          6.7  Successors and Assigns. This Agreement shall benefit and bind the
               ----------------------
successors, assigns, heirs, executors and administrators of the parties to this Agreement.

          6.8  Entire Agreement; Amendment. This Agreement and the other
               ---------------------------
documents delivered pursuant hereto at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof, and neither party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the other party.

          6.9  Notices, etc. All notices and other communications required or
               -------
permitted hereunder or under the Related Agreements shall be in writing (or in the form of a facsimile (confirmed in writing) to be given only during the recipient's normal business hours unless arrangements have otherwise been made to receive such notice by facsimile outside of normal business hours) and shall be mailed by registered or certified mail or by a nationally recognized overnight courier, postage prepaid, or otherwise delivered by hand, messenger, or facsimile (as provided above) addressed or faxed, as applicable:

          If to the Company:

               Advance Auto Parts, Inc.
               5673 Airport Road
               Roanoke, Virginia 24012
               Facsimile: (540) 561-1448
               Attention: Jimmie L. Wade

               With a copy to:

                    Advance Auto Parts, Inc.
                    5673 Airport Road
                    Roanoke, Virginia 24012
                    Facsimile: (540) 561-1448
                    Attention: Eric Margolin, General Counsel

          If to Sears:

               Sears, Roebuck and Co.
               3333 Beverly Road
               Hoffman Estates, Illinois 60179
               Facsimile: (847) 286-2471
               Attention: Senior Vice President and General Counsel with a copy to :

                    Skadden, Arps, Slate, Meagher & Flom (Illinois) 333 West Wacker Drive, Suite 2100
                    Chicago, Illinois 60606
                    Facsimile: (312) 407-0411
                    Attention: Gary P. Cullen

          Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered, if delivered personally, or, if sent by mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or, if by nationally recognized overnight courier, the following business day after it has been timely delivered to or deposited with such courier, addressed and mailed as aforesaid, or, if by facsimile, pursuant to the above, when received.

          6.10 Severability. In the event that any term or provision of this
               ------------
Agreement becomes or is declared by a court of competent jurisdiction to be illegal, invalid, unenforceable or void, this Agreement shall continue in full force and effect without said provision. Upon such determination that any term or provision of this Agreement is illegal, invalid, unenforceable or void, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that this Agreement may be enforced as originally contemplated to the greatest extent possible.

          6.11 Descriptive Headings. The descriptive headings herein have been
               --------------------
inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provisions hereof.

          6.12 Facsimile Signatures. Any signature page delivered by a fax
               --------------------
machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver promptly an original signature page to the other party upon such other party's request.

          6.13 Counterparts. This Agreement may be executed in counterparts,
               ------------
each of which shall for all purposes be deemed to be an original and both of which shall constitute the same instrument.

                  IN WITNESS WHEREOF, the parties have executed this Share Exchange Agreement as of the date first above written.

                                        ADVANCE AUTO PARTS, INC.,
                                        a Delaware corporation

                                        By:    /s/ Eric M. Margolin
                                              ---------------------------------
                                        Name:  Eric M. Margolin
                                        Title: Senior Vice President, General
                                               Counsel and Secretary


                                        SEARS, ROEBUCK AND CO.,
                                        a New York corporation

                                        By:    /s/ Paul J. Liska
                                              ---------------------------------
                                        Name:  Paul J. Liska
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                  SCHEDULE 3.6

(A)  Western Auto Activities
     -----------------------

1. Notes payable and inter-company debt payable from Western Auto Supply Company to Sears (the "Inter-company Payables") were contributed to WAH as a capital contribution. WAH is not required to make any payment to Sears under the Inter-company Payables.

2.        Interest in Partsamerica.com

3. Passive income, deferred tax liability, accrued taxes and goodwill related to the Advance Shares.


(B)  Agreements
     ----------

1. Agreement and Plan of Merger dated as of August 16, 1998 by and among Sears, Roebuck and Co., WA Holding Company (formerly, Western Auto Holding Co.), Advance Holding Corporation, Advance Stores Company, Incorporated, Western Auto Supply Company, Advance Acquisition Corporation and those stockholders of Advance Holding Corporation listed on the signature page thereto (the "Merger Agreement").

2. Amended and Restated Stockholders Agreement dated as of November 2, 1998, as amended by Amendment No. 1 to Amended and Restated Stockholders Agreement dated as of November 28, 2001 by and among Advance Holding Corporation, Advance Auto Parts, Inc., FS Equity Partners IV, L.P., Ripplewood Partners, L.P., Ripplewood Advance Auto Parts Employee Fund I L.L.C., Nicholas F. Taubman, the Arthur Taubman Trust dated July 13, 1964, WA Holding Company, Peter J. Fontaine, Fontaine Industries Limited Partnership (the "Fontaine Partnership") and the Peter J. Fontaine Revocable Trust.


(C)  Liabilities
     -----------

          Liabilities owed in connection with the agreements set forth in
Section 3.6(B) above.

                                  SCHEDULE 3.9

Claims for indemnification against WAH pursuant to the Merger Agreement.

                                    EXHIBIT A

                                 AMENDMENT NO. 2
                                       TO
                              AMENDED AND RESTATED
                             STOCKHOLDERS AGREEMENT

                                 AMENDMENT NO. 2
                                       TO
                              AMENDED AND RESTATED
                             STOCKHOLDERS AGREEMENT

     THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this "Amendment") is made and entered into as of February __, 2002 by and among Advance Auto Parts, Inc., a Delaware corporation (the "Company"), Sears, Roebuck and Co., a New York corporation ("Sears"), FS Equity Partners IV, L.P., a Delaware limited partnership (the "FS Stockholder"), Ripplewood Partners, L.P., a Delaware limited partnership ("Ripplewood Partners"), Ripplewood Advance Auto Parts Employee Fund I L.L.C., a Delaware limited liability company ("Ripplewood Employee Fund" and, together with Ripplewood Partners, the "Ripplewood Stockholder"), Nicholas F. Taubman, an individual, the Arthur Taubman Trust dated July 13, 1964 (the "Trust") (Mr. Taubman and the Trust collectively, the "Existing Stockholders"), WA Holding Company, a Delaware corporation ("WAH"), Peter J. Fontaine, an individual, Fontaine Industries Limited Partnership, a Nevada limited partnership, and the Peter J. Fontaine Revocable Trust, a Florida revocable trust. All capitalized terms used but not defined herein shall have the meanings given to them in the Share Exchange Agreement (as defined below).

                                    RECITALS

     A. On November 2, 1998, Advance Holding Corporation ("Holding"), the Existing Stockholders, the FS Stockholder, the Ripplewood Stockholder and WAH entered into an Amended and Restated Stockholders Agreement (the "Original Stockholders Agreement").

     B. In connection with the consummation of the transactions contemplated by that certain Agreement and Plan of Merger dated as of August 7, 2001 by and among Holding, Advance Stores Company, Incorporated, the Company, AAP Acquisition Corporation and Discount Auto Parts, Inc., (i) Holding merged with and into the Company, with the Company continuing as the surviving corporation, and (ii) certain parties hereto entered into Amendment No. 1 to Amended and Restated Stockholders Agreement dated November 28, 2001 ("Amendment No. 1"). The Original Stockholders Agreement, as amended by Amendment No. 1, shall be referred to herein as the "Stockholders Agreement."

     C. Pursuant to that certain Share Exchange Agreement dated as of the date hereof (the "Share Exchange Agreement") between the Company and Sears, the Company shall issue and transfer 11,474,606 shares of Common Stock to Sears in exchange for the simultaneous conveyance, transfer and delivery by Sears to the Company of 1,000 shares of common stock of WAH, which shares represent all of the issued and outstanding capital stock of WAH (the "Share Exchange").

     D. As promptly as practicable, but in no event more than one business day after the Closing, the Company shall cause WAH to merge with and into the Company, in a statutory merger meeting the requirements of Delaware law, with the Company being the surviving corporation, whereupon the Company shall cancel all 11,474,606 shares of Common Stock held by WAH (the "Advance Shares") (such merger and cancellation, collectively, the "Merger Transaction").

     E. In connection with the Share Exchange and to reflect certain changes in the circumstances of the Company since the execution of the Original Stockholders Agreement, the parties hereto desire to amend the Stockholders Agreement to (i) add Sears as a party thereto, (ii) (A) change the equity ownership thresholds relating to the election of members to the Board of Directors of the Company, (B) increase from two to three the number of Demand Registrations that the Existing Stockholders may exercise, (C) change the termination provisions relating to certain rights under Section 3 of the Stockholders Agreement and (D) make certain other related amendments and (iii) waive certain other rights that each party to the Stockholders Agreement may have with respect to the Share Exchange and Merger Transaction.

     F. Under Section 12 of the Stockholders Agreement, the Stockholders Agreement may be amended to add the terms set forth in this Amendment.


                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing, the agreements and waivers contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Definitions; Agreement to Be Bound.
          ----------------------------------

     (a) The definition of "Sears Stockholder" in the preamble to the Stockholders Agreement is hereby amended to refer solely to "Sears, Roebuck and Co., a New York corporation." Accordingly, the term "Sears Stockholder," as used throughout the Stockholders Agreement, including Exhibit A thereto, and as amended by this Amendment and, so long as Sears shall be a party thereto, as it may be amended from time to time, shall in all instances refer solely to Sears, and all parties hereto agree that Sears shall have all of the benefits and rights under (including, but not limited to, the registration rights set forth in Exhibit A thereto), and Sears hereby agrees to be fully bound by, and shall fully discharge and perform all of its obligations under, the Stockholders Agreement, as so amended, as if Sears were an original signatory thereto.

     (b) Subsection (w)(iv) of the definition of "Permitted Transferee" is hereby deleted in its entirety and replaced with the following:

     "with respect to the Sears Stockholder, includes The Sears - Roebuck Foundation"

     (c) The following definition is hereby added to Section 1.1 of the Stockholders Agreement as follows:

               "Board Rights Termination Event: Shall mean, (i) with respect to
                ------------------------------
          FS Stockholder, Sears Stockholder and the Ripplewood Stockholder, an event which terminates such Stockholder's right to designate a member or members of the Board under Section 7.1 and (ii) with respect to Mr. Taubman or his representative, an event described in Section 7.4 which terminates the right of Mr. Taubman or such representative to designate a member of the Board under Section 7.1."

     2.   Transfer of Shares by FS Stockholder, Sears Stockholder or Ripplewood
          ---------------------------------------------------------------------
Stockholder; Rights of Inclusion; Termination and Assignment. The fourth
------------------------------------------------------------
sentence of Section 3.5 of the Stockholders Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

          "The obligations of FS Stockholder and Sears Stockholder and any Permitted Transferee or assignee pursuant to the provisions of this
          Section 3 shall terminate, as to any such holder only, at such time as each of FS Stockholder and Sears Stockholder, as applicable, shall own less than 2% of the issued and outstanding Common Stock or, as to any such holder only, upon a distribution without consideration of all of the shares of Common Stock that such holder holds to its stockholders or the limited or general partners or employees of such holder or their Affiliates. The obligations of the Ripplewood Stockholder and any Permitted Transferee or assignee pursuant to the provisions of this Section 3 shall terminate upon a Liquidity Event or, as to any such holder only, upon a distribution without consideration of all of the shares of Common Stock that such holder holds to its stockholders or the limited or general partners or employees of such holder or their Affiliates."

     3.   The Board.
          ---------

     (a) The first sentence of the third paragraph of Section 7.1 of the Stockholders Agreement is hereby amended as follows:

          "(iii) at such time as FS Stockholder or Sears Stockholder shall own less than 5% of the Common Stock, such Stockholder's right to designate members of the Board shall terminate."

          is hereby deleted in its entirety and the following is hereby substituted therefor:

          "(iii) at such time as FS Stockholder or Sears Stockholder shall own less than 2% of the issued and outstanding shares of Common Stock, such Stockholder's right to designate members of the Board shall terminate."

     (b) The second sentence of Section 7.4 of the Stockholders Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

          "Mr. Taubman's or his representative's rights under Sections 7.1 and
          7.3 shall terminate if Mr. Taubman and his Permitted Transferees own less than 2% of the issued and outstanding shares of Common Stock."

     4.   Governing Law. Section 10 of the Original Stockholders Agreement is
          -------------
hereby deleted in its entirety and the following is hereby substituted therefor:

          "10. Governing Law.  This Agreement shall be governed by and construed
               -------------
               and enforced in accordance with the laws of the State of Delaware without regard to the conflicts of laws rules thereof."

     5.   Notice. Subsection (vi) of Section 14 of the Stockholders Agreement is
          ------
hereby amended as follows:

          "Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois 60603-3441, Attention Scott J. Davis, facsimile: (312) 701-7711"

          is hereby deleted in its entirety and the following is hereby substituted therefor:

          "Skadden, Arps, Slate, Meagher & Flom (Illinois), 333 West Wacker Drive, Suite 2100, Chicago, Illinois 60606, Attention: Gary P. Cullen, facsimile: (312) 407-0411"

     6.   Registration Rights.
          -------------------

     (a) The first sentence of Section 2.1(a) of Exhibit A of the Stockholders Agreement is hereby amended as follows:

          "(iii) more than two (2) Demand Registrations for the Existing Stockholders and their Permitted Transferees as a group"

          is hereby deleted in its entirety and the following is hereby substituted therefor:

          "(iii) more than three (3) Demand Registrations for the Existing Stockholders and their Permitted Transferees as a group"

     (b) The third to last sentence of Section 2.1(a) of Exhibit A of the Stockholders Agreement, which reads as follows:

          "Such Simultaneous Registration shall count as one of the Existing Shareholders two (2) Demand Registrations."

          is hereby deleted in its entirety and the following is hereby substituted therefor:

          "Such Simultaneous Registration shall count as one of the Existing Stockholders' three (3) Demand Registrations."

     (c) Section 2.1(b) of Exhibit A of the Stockholders Agreement is hereby amended as follows: "the Existing Stockholder's request shall not count as one of the Existing Stockholders' two Demand Registrations"

          is hereby deleted in its entirety and the following is hereby substituted therefor:

          "the Existing Stockholder's request shall not count as one of the Existing Stockholders' three Demand Registrations"

     (d) Section 2.6 of Exhibit A of the Stockholders Agreement is hereby corrected so that "Sagittarius" reads "Sears Stockholder".

     7.   Waiver. In order to facilitate the consummation of the transactions
          ------
contemplated by the Share Exchange Agreement, each of the undersigned hereby irrevocably and unconditionally consents to the Share Exchange, the Merger Transaction and all other transactions contemplated by the Share Exchange Agreement and, with respect to the Share Exchange, the Merger Transaction and such transactions, irrevocably and unconditionally waives his or its rights and related notification rights under Sections 2, 3, 5.1, 5.2, 5.3, 7 and 12 of the Stockholders Agreement.

     8.   New Shares. If permitted by applicable law, the New Shares when so
          ----------
acquired by Sears shall be deemed to have been acquired as of the date the Advance Shares were acquired by WAH.

     9.   The Share Exchange. The Share Exchange shall not be deemed a sale,
          ------------------
distribution, transfer or other similar transaction under the Stockholders Agreement, including without limitation, Sections 2, 3, 5 or 7 therof.


     10.  Assumption of WAH Liabilities. With respect to the Stockholders
          -----------------------------
Agreement and all transactions contemplated thereunder, Sears hereby absolutely and irrevocably assumes to be solely liable and responsible for all acts and omissions of WAH, and Sears hereby agrees to be liable for, and to perform, discharge and satisfy when due, as applicable, all of WAH's rights, interests, liabilities, warranties, indemnification obligations, duties, responsibilities and commitments of any kind or nature thereunder.

     11.  Release of WAH. Each of the parties hereto hereby releases WAH of any
          --------------
and all liabilities, obligations, duties, responsibilities and commitments of any kind or nature that WAH has or will have in, to, under or with respect to the Stockholders Agreement after giving effect to the assumption contemplated by
Section 10 of this Amendment.

     12.  Effectiveness. This Amendment shall become effective upon and only
          -------------
upon the consummation of the Share Exchange.

     13.  Representations and Warranties. Each party hereto represents and
          ------------------------------
warrants that (i) he or it has full power, capacity, right and authority, and any requisite approvals or consents to enter into and perform this Amendment and
(ii) this Amendment and the performance of his or its obligations hereunder have been duly authorized, and that this Amendment has been duly executed and delivered by him and it and is a valid and binding agreement, enforceable against him or it in accordance with its terms.

     14.  Severability. If any term or other provision of this Amendment is
          ------------
invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Amendment shall nevertheless remain in full force and effect to the maximum extent permitted by applicable law. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that this Amendment be enforced as originally contemplated to the greatest extent possible.

     15.  Governing Law. This Amendment shall be governed by and construed and
          -------------
enforced in accordance with the laws of the State of Delaware without regard to the conflicts of laws rules thereof.

     16.  Full Force and Effect. Except as provided in this Amendment, all of
          ---------------------
the terms and provisions of the Stockholders Agreement shall remain unmodified and in full force and effect and are hereby ratified and confirmed.

     17.  Entire Agreement. The Stockholders Agreement, as amended by this
          ----------------
Amendment, together with the Company's Certificate of Incorporation and Bylaws as in effect on the date hereof, constitute the entire agreement and understanding among the parties pertaining to the subject matter hereof and supersede any and all prior agreements, whether written or oral, relating hereto.

     18.  Counterparts. This Amendment may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Amended and Restated Stockholders Agreement as of the date first written above.

                                        ADVANCE AUTO PARTS, INC.,
                                        a Delaware corporation

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        SEARS, ROEBUCK AND CO.,
                                        a New York corporation

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        FS EQUITY PARTNERS IV, L.P.,
                                        a Delaware limited partnership

                                        By: FS Capital Partners, LLC
                                            Its: General Partner

                                            By:
                                                 -------------------------------
                                            Its:


                                        RIPPLEWOOD PARTNERS, L.P.,
                                        a Delaware limited partnership


                                        By:  ___________________________________
                                        Its:

                                        RIPPLEWOOD ADVANCE AUTO PARTS
                                        EMPLOYEE FUND I L.L.C.,
                                        a Delaware limited liability company


                                        By:  ___________________________________
                                        Its:


                                        NICHOLAS F. TAUBMAN,
                                        an individual



                                        ----------------------------------------

                                        THE ARTHUR TAUBMAN TRUST DATED
                                        JULY 13, 1964


                                        By:
                                           -------------------------------------
                                           Trustee


                                        WA HOLDING COMPANY, formerly
                                        WESTERN AUTO HOLDING CO.,
                                        a Delaware corporation

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        PETER J. FONTAINE,
                                        an individual


                                        ----------------------------------------


                                        FONTAINE INDUSTRIES LIMITED PARTNERSHIP, a Nevada limited partnership

                                        By:  Peter J. Fontaine Revocable Trust
                                        Its: General Partner


                                             ----------------------------------
                                             By:  Peter J. Fontaine
                                             Its: Trustee

                                        PETER J. FONTAINE REVOCABLE TRUST,
                                        a Florida revocable trust



                                        ----------------------------------------
                                        By:  Peter J. Fontaine
                                        Its: Trustee

                                    EXHIBIT B

                        ASSUMPTION AND RELEASE AGREEMENT

                        ASSUMPTION AND RELEASE AGREEMENT

     THIS ASSUMPTION AND RELEASE AGREEMENT is made as of February __, 2002 (this "Assumption Agreement") by and among Advance Auto Parts, Inc., a Delaware corporation (the "Company"), Advance Stores Company, Incorporated, a Virginia corporation, Sears, Roebuck and Co., a New York corporation ("Sears"), WA Holding Company, a Delaware corporation ("WAH"), Western Auto Supply Company, a Delaware corporation, FS Equity Partners IV, L.P., a Delaware limited partnership, Ripplewood Partners, L.P., a Delaware limited partnership, Ripplewood Advance Auto Parts Employee Fund I L.L.C., a Delaware limited liability company, Nicholas F. Taubman, an individual, the Arthur Taubman Trust dated July 13, 1964, Peter J. Fontaine, an individual, Fontaine Industries Limited Partnership, a Nevada limited partnership, and the Peter J. Fontaine Revocable Trust, a Florida revocable trust. All capitalized terms used but not defined herein shall have the meanings given to them in that certain Share Exchange Agreement dated as of the date hereof (the "Share Exchange Agreement") made by and between the Company and Sears and to which the form of this Agreement is attached as Exhibit B.

                                    RECITALS

     WHEREAS, pursuant to the Share Exchange Agreement, the Company has agreed to issue the New Shares to Sears in exchange for Sears' transfer of the WAH Shares to the Company;

     WHEREAS, immediately following the exchange described above, the Company shall effect the Merger Transaction, whereby WAH shall merge with and into the Company, with the Company being the surviving corporation, and the Company shall cancel the Advance Shares held WAH;

     WHEREAS, pursuant to the Share Exchange Agreement, Sears has represented and warranted to the Company that WAH has no liabilities, obligations or commitments, contractual or otherwise, of any kind or nature except as disclosed or described therein, and that, notwithstanding the disclosure of such liabilities, obligations and commitments, Sears shall assume and release WAH from, and indemnify and hold harmless the Company Indemnitees from, all liabilities, obligations and commitments of WAH in accordance with the terms thereof; and

     WHEREAS, in accordance with the foregoing, Sears and the other parties hereto desire to enter into this Assumption Agreement, whereby (i) Sears assumes all of WAH's liabilities and obligations with respect to the Scheduled Agreements (as defined herein), as well as any other contractual liabilities or obligations of WAH, whether or not disclosed or described in the Share Exchange Agreement, and Sears and the other parties hereto release WAH from such liabilities and obligations and (ii) Sears agrees to perform and discharge all of WAH's liabilities and obligations, under the terms set forth herein;


                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

     1. Assumed WAH Liabilities. Sears hereby absolutely and irrevocably assumes
        -----------------------
to be solely liable and responsible for and to perform, discharge and satisfy when due the WAH Liabilities (as defined in the Share Exchange Agreement). In accordance with the terms of Section 4.1 of the Share Exchange Agreement, Sears shall indemnify and hold harmless the Company Indemnitees from any and all WAH Liabilities, whether or not such WAH Liabilities, by their terms, can be assumed by Sears hereunder.

     2. Release. Except for WAH, each of the parties hereto, after giving effect
        -------
to the assumption by Sears of the WAH Liabilities under Section 1 hereof, hereby releases WAH of any and all liabilities, warranties, indemnification obligations, duties, responsibilities and commitments of any kind or nature that WAH has or will have in, to, under or with respect to the WAH Liabilities.

     3. Further Assurances. At any time or from time to time after the Closing,
        ------------------
each of the parties agrees to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as such other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

     4. Entire Agreement; Amendment. This Assumption Agreement and the other
        ---------------------------
documents delivered pursuant hereto at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof. Except as expressly provided herein, neither this Assumption Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the other parties hereto.

     5. Governing Law. This Assumption Agreement shall be governed by and
        -------------
interpreted under the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

     6. Severability. In the event that any term or provision of this Assumption
        ------------
Agreement becomes or is declared by a court of competent jurisdiction to be illegal, invalid, unenforceable or void, this Assumption Agreement shall continue in full force and effect without said provision. Upon such determination that any term or provision of this Assumption Agreement is illegal, invalid, unenforceable or void, the parties shall negotiate in good faith to modify this Assumption Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that this Assumption Agreement may be enforced as originally contemplated to the greatest extent possible.

     7. Successors and Assigns. This Assumption Agreement shall benefit and bind
        ----------------------
the successors, assigns, heirs, executors and administrators of the parties to this Assumption Agreement.

     8. Facsimile Signatures. Any signature page delivered by a fax machine
        --------------------
shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver promptly an original signature page to any other party upon such other party's request.

     9. Counterparts. This Assumption Agreement may be executed in counterparts,
        ------------
all of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

         IN WITNESS WHEREOF, the parties have entered into this Assumption and Release Agreement as of the date first above written.

                                        ADVANCE AUTO PARTS, INC.,
                                        a Delaware corporation

                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:


                                        ADVANCE STORES COMPANY, INCORPORATED,
                                        a Virginia corporation

                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:


                                        SEARS, ROEBUCK AND CO.,
                                        a New York corporation

                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:

                                        WA HOLDING COMPANY, formerly
                                        WESTERN AUTO HOLDING CO.,
                                        a Delaware corporation

                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:

                                        WESTERN AUTO SUPPLY COMPANY,
                                        a Delaware corporation

                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:

                                        FS EQUITY PARTNERS IV, L.P.,
                                        a Delaware limited partnership

                                        By: FS Capital Partners, LLC
                                            Its: General Partner

                                            By:
                                                 ------------------------------
                                            Its:

                                        RIPPLEWOOD PARTNERS, L.P.,
                                        a Delaware limited partnership


                                        By:   _________________________________
                                        Its:

                                        RIPPLEWOOD ADVANCE AUTO PARTS
                                        EMPLOYEE FUND I L.L.C.,
                                        a Delaware limited liability company


                                        By:   _________________________________
                                        Name:
                                        Title:

                                        NICHOLAS F. TAUBMAN,
                                        an individual


                                        /s/ Nicholas F. Taubman
                                        ---------------------------------------


                                        THE ARTHUR TAUBMAN TRUST DATED
                                        JULY 13, 1964

                                        By:
                                              ---------------------------------
                                        Name:
                                        Title:

                                        PETER J. FONTAINE,
                                        an individual



                                        ---------------------------------------


                                        FONTAINE INDUSTRIES LIMITED PARTNERSHIP, a Nevada limited partnership

                                        By:  Peter J. Fontaine Revocable Trust
                                        Its: General Partner


                                                -------------------------------
                                                By:  Peter J. Fontaine
                                                Its: Trustee

                                        PETER J. FONTAINE REVOCABLE TRUST,
                                        a Florida revocable trust


                                        ---------------------------------------
                                        By:  Peter J. Fontaine
                                        Its: Trustee

                                   SCHEDULE A

                              Scheduled Agreements

1. Agreement and Plan of Merger dated as of August 16, 1998 by and among Sears, Roebuck and Co., WA Holding Company (formerly, Western Auto Holding Co.), Advance Holding Corporation, Advance Stores Company, Incorporated, Western Auto Supply Company, Advance Acquisition Corporation and those stockholders of Advance Holding Corporation listed on the signature page thereto.

2. Amended and Restated Stockholders Agreement dated as of November 2, 1998, as amended by Amendment No. 1 to Amended and Restated Stockholders Agreement dated as of November 28, 2001 by and among Advance Holding Corporation, Advance Auto Parts, Inc., FS Equity Partners IV, L.P., Ripplewood Partners, L.P., Ripplewood Advance Auto Parts Employee Fund I L.L.C., Nicholas F. Taubman, the Arthur Taubman Trust dated July 13, 1964, WA Holding Company, Peter J. Fontaine, Fontaine Industries Limited Partnership (the "Fontaine Partnership") and the Peter J. Fontaine Revocable Trust.